Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Kevin A. Shields, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(i)	The Annual Report on Form 10-K of Griffin Capital Essential Asset REIT, Inc. (the “Company”) for the annual period ended December 31, 2012 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

(ii)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 28, 2013	By:	/s/ Kevin A. Shields
Kevin A. Shields Chief Executive Officer and Chairman (Principal Executive Officer)